Exhibit 10.1

UST Sequence Number: 5

UNITED STATES DEPARTMENT OF THE TREASURY

1500 PENNSYLVANIA AVENUE, NW

WASHINGTON, D.C. 20220

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of its common stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto) and the Securities Purchase Agreement (including the Annexes thereto) and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

* * *

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Neel Kashkari
Name:	Neel Kashkari
Title:	Interim Assistant Secretary for Financial Stability

COMPANY: SUNTRUST BANKS, INC.

By:	/s/ Mark A. Chancy
Name:	Mark A. Chancy
Title:	Corporate Executive Vice President and Chief Financial Officer

Date: November 14, 2008

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

Name of the Company:	SunTrust Banks, Inc.

Corporate or other organizational form:	Corporation

Jurisdiction of Organization:	Georgia

Appropriate Federal Banking Agency:	Board of Governors of the Federal Reserve System

Notice Information:

SunTrust Banks, Inc.

303 Peachtree Street, NE

30th Floor

Atlanta, GA 30308

Attention: Mark A. Chancy, Chief Financial Officer

With a copy to:

SunTrust Banks, Inc.

303 Peachtree Street, NE

36th Floor

Atlanta, GA 30308

Attention: Raymond D. Fortin, General Counsel

Terms of the Purchase:

Series of Preferred Stock Purchased:	Fixed Rate Cumulative Perpetual Preferred Stock, Series C

Per Share Liquidation Preference of Preferred Stock:	$100,000

Number of Shares of Preferred Stock Purchased:	35,000

Dividend Payment Dates on the Preferred Stock:	15th of March, June, September, December

Number of Initial Warrant Shares:	11,891,280

Exercise Price of the Warrant:	$44.15

Purchase Price:	$3,500,000,000

Closing:

Location of Closing:	Simpson Thacher & Bartlett 425 Lexington Avenue New York, NY 10017

Time of Closing:	9:00 a.m., New York time

Date of Closing:	November 14, 2008

Wire Information for Closing:	ABA Number: 061000104 Bank: SunTrust Bank, Atlanta Account Name: SunTrust Banks, Inc. Account Number: 8800954458 Beneficiary: SunTrust Banks, Inc.

SCHEDULE B

CAPITALIZATION

Capitalization Date:	As of October 31, 2008

Common Stock

Par value:	$1.00/share

Total Authorized:	750,000,000

Outstanding:	354,109,279

Subject to warrants, options, convertible securities, etc.:	15,908,196

Reserved for benefit plans and other issuances:	11,113,350

Remaining authorized but unissued:	368,869,175

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above):	2,000

Preferred Stock

Par value:	No par value

Total Authorized:	50,000,000 shares

Outstanding (by series):	Series A, 5,000

Reserved for issuance:	Series B, 5,010

Remaining authorized but unissued:	49,989,990

SCHEDULE C

REQUIRED STOCKHOLDER APPROVALS

	Required[1]	% Vote Required
Warrants — Common Stock Issuance

Charter Amendment

Stock Exchange Rules

If no stockholder approvals are required, please so indicate by checking the box:  ☒.

[1]	If stockholder approval is required, indicate applicable class/series of capital stock that are required to vote.

SCHEDULE D

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  ☒.

SCHEDULE E

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  ☒.

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  ☒.

SCHEDULE F

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  ☒.